UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 24, 2026, Worthington Steel, Inc. (“we,” “us,” “our” and “registrant”) issued a news release (the “Original Financial Release”) reporting results for the three months ended May 31, 2026 (the fourth quarter of fiscal 2026). The Original Financial Release included a non-GAAP reconciliation table for EBIT, Adjusted EBIT and Adjusted EBITDA for the three months ended May 31, 2026 and 2025 in which footnote (2) to the table was erroneously duplicated from footnote (1). A corrected version of the news release (the "Financial Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, in which footnote (2) to the non-GAAP reconciliation table for EBIT, Adjusted EBIT and Adjusted EBITDA for the three months ended May 31, 2026 and 2025 has been corrected to read: "Excludes the noncontrolling interest portion of restructuring and other (income) expense, net of $0.7 million in the fiscal 2025 period." No other changes have been made to the Original Financial Release.

We will host a conference call at 8:30 a.m. ET on June 25, 2026, to discuss our unaudited financial results for the fourth quarter of fiscal 2026 and address our outlook for the first quarter of fiscal 2027. The conference call is accessible through Events & Presentations in the Investors section of our website at www.WorthingtonSteel.com, or by registering online at https://events.q4inc.com/attendee/699991251 for the live conference. Prior to the conference call, we made available an investor presentation on our website. The investor presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures are included in the Financial Release and the investor presentation, and will be discussed during the conference call, to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial Release and the investor presentation for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most directly comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended. Information on our website is not incorporated herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2026, Steven R. Witt announced his retirement from his position as Corporate Controller and Principal Accounting Officer of Worthington Steel, Inc. (the “Company”), effective June 23, 2026. Mr. Witt’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its accounting principles, practices or financial statement disclosures.

Also on June 23, 2026, the Board of Directors of the Company appointed Gwen Joseph as Corporate Controller and Principal Accounting Officer of the Company, effective June 23, 2026.

Ms. Joseph, 45, served as Director of External Reporting of the Company from December 2023 to June 2026 and, prior to that, served as Director of Internal Audit of Worthington Industries, Inc. (now known as Worthington Enterprises, Inc.) from March 2020 to December 2023. Ms. Joseph is a Certified Public Accountant and earned both a Bachelor of Science in Accounting and Finance and a Master’s degree in Accounting from Wright State University.

In connection with Ms. Joseph’s appointment, the Compensation Committee of the Board of Directors approved an annual base salary for Ms. Joseph of $255,000 and a target annual cash incentive equal to 50% of her annual base salary. The Compensation Committee also approved an equity award to Ms. Joseph with an aggregate grant date value of $200,000, consisting of restricted stock, performance shares, and performance cash under the Company’s 2023 Long-Term Incentive Plan. The number of shares subject to the equity award will be determined on the grant date in accordance with the terms of the 2023 Long-Term Incentive Plan and the Company’s applicable award agreements.

There are no arrangements or understandings between Ms. Joseph and any other person pursuant to which she was appointed as Corporate Controller and Principal Accounting Officer. There are no family relationships between Ms. Joseph and any director or executive officer of the Company, and Ms. Joseph has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On June 24, 2026, we issued a news release (the “Dividend Release”) reporting that our board of directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on June 24, 2026, and is payable on September 29, 2026, to our shareholders of record at the close of business on September 15, 2026. A copy of the Dividend Release is filed herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release of Worthington Steel, Inc. issued on June 24, 2026 (Financial Release)
99.2	Investor Presentation of Worthington Steel, Inc., dated June 24, 2026
99.3	News Release of Worthington Steel, Inc. issued on June 24, 2026 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	June 25, 2026	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary